WT MUTUAL FUND
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
(each a “Fund” and collectively, the “Funds”)
Supplement dated April 13, 2009
to the Prospectuses dated November 1, 2008

The information in this Supplement contains new and additional information beyond that in the Prospectuses dated November 1, 2008 for Institutional Shares, Service Shares and W Shares of the Funds and should be read in conjunction with those Prospectuses. This supplement supersedes the supplement to the Prospectuses dated December 23, 2008.
Voluntary Waiver/Reimbursement Arrangement
Rodney Square Management Corporation (“RSMC”), the Funds’ investment adviser, has voluntarily agreed to reduce its advisory fee and/or reimburse certain of each Fund’s operating expenses, or certain “class-specific fees and expenses” to maintain a Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Under this voluntary arrangement, RSMC may recover from each Fund, subject to approval by the Board of Trustees of WT Mutual Fund (the “Trustees”), amounts waived or reimbursed for a period of up to three (3) years from the year in which RSMC reduced its compensation and/or assumed expenses for the Fund.
Demand Deposit Accounts
Due to unprecedented market conditions, the supply and yield of money market securities have fallen dramatically, and the Funds may, as a result, hold a significant portion of their assets in cash. Some or all of the Funds’ cash may, at the discretion of RSMC, be held in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Funds’ custodian, Wilmington Trust Company (“Wilmington Trust”) or another depository institution insured by the Federal Deposit Insurance Corporation (“FDIC”). Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2009; interest-bearing DDAs, on the other hand, are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the United States government, and FDIC deposit insurance is backed by the full faith and credit of the United States government. Wilmington Trust is a Delaware-chartered bank and trust company and an affiliate of RSMC.
Participation in the U.S. Department of Treasury’s Temporary Guarantee Program
The Funds have participated in the United States Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”) since its inception. The initial term of the Program extended through December 18, 2008 (the “Initial Term”) and the Funds continued to participate in the Program for the period from December 19, 2008 through April 30, 2009 (the “First Extension Period”). The Board of Trustees of WT Mutual Fund has approved the Funds’ continued participation in the Program for the period from May 1,
MONEY-SUPPLEMENT- 04/2009

2009 through September 18, 2009 (the “Second Extension Period”). The Funds have filed the required paperwork and made the required payment to continue to participate for the Second Extension Period. In the event that a Fund’s NAV should drop below $0.995 (the “Guarantee Event”) and the Fund elects to liquidate, the Program provides coverage to shareholders of the Fund for amounts held in that Fund as of the close of business on September 19, 2008, subject to certain conditions and limitations. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.
Any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 are not guaranteed under the Program. If the number of Fund shares held in the account fluctuates during the period covered by the Program, shareholders are covered for the lesser of the number of Fund shares held as of the close of business on September 19, 2008, or the number of shares held in the Fund on the date of the Guarantee Event. If a Fund shareholder closes his or her Fund account, any future investments in the Fund through a new account are not guaranteed under the Program. If a shareholder of a Fund exchanges shares of one Fund for shares of another Fund, the Program coverage does not carry over to the new Fund. Furthermore, the Program is limited to the total amount of coverage available under the Federal Exchange Stabilization Fund for all participants in the Program at the time of the Guarantee Event, currently estimated at $50 billion.
The cost to participate in the Program is borne by each Fund, although generally only shareholder balances as of September 19, 2008 are covered by the Program. In order to participate for the Initial Term, each of the Funds paid to the Treasury an amount equal to 0.01% of its net asset value as of September 19, 2008. Participation in the Program for the First Extension Period required payment to the Treasury of an amount equal to 0.015% of the net asset value of each of the Funds as of September 19, 2008. Participation in the Program for the Second Extension Period requires an additional payment to the Treasury of an amount equal to 0.015% of the net asset value of each of the Funds as of September 19, 2008. The cost to participate in the Program is borne by the Funds, although generally only shareholder balances as of September 19, 2008 may be covered by the Program.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MONEY-SUPPLEMENT- 04/2009